ESCROW DEPOSIT AGREEMENT

This ESCROW DEPOSIT AGREEMENT (this “Agreement”) dated as of this 25th day of October, 2010, by and among Weikang Bio-Technology Group Company, Inc., a Nevada corporation (the “Company”), having an address at No. 365 Chengde Street, Daowai District, Harbin Heilongjiang Province, The People’s Republic of China 150020,  Hunter Wise Securities, LLC, a California limited liability company (“Placement Agent”), having an address at 2361 Campus Drive, Suite 100, Irvine, CA 92612,  and SIGNATURE BANK (the “Escrow Agent”), a New York State chartered bank, having an office at 950 Third Avenue, 9th Floor, New York, NY 10022.  All capitalized terms not herein defined shall have the meaning ascribed to them in that certain Confidential Private Placement Memorandum, dated October 25. 2010 as amended or supplemented from time-to-time, including all attachments, schedules and exhibits thereto (the “Memorandum”).

WITNESSETH:

WHEREAS, pursuant to the terms of the Memorandum the Company desires to sell (the “Offering”) a minimum of 83,334 Units (“Minimum Amount”) in the amount of $1,000,000 (“Minimum Amount,” each Unit comprised of (i) four (4) shares of common stock, par value $.0001 per share (the “Common Stock”), (ii) a three year warrant to purchase one share of Common Stock at an exercise price of $4.50 per share, and (iii) a three year warrant to purchase one share of common stock at an exercise price of $6.00 per share, and a maximum of 416,667 Units in the amount of $5,000,000 (“Maximum Amount”). Each Unit is being sold at a price of $12.00 per Unit, with a minimum investment of $12,000 (which minimum investment may be waived by Company); and

WHEREAS, unless the Minimum Amount is sold by December 31, 2010 (the “Termination Date”) or February 14, 2011 (the “Final Termination Date”) if the Termination Date has been extended by Company and the Placement Agent, the Offering shall terminate and all funds shall be returned to the subscribers in the Offering; and

WHEREAS, the Company and Placement Agent desire to establish an escrow account with the Escrow Agent into which the Company and Placement Agent shall instruct subscribers introduced to the Company by Placement Agent (the “Subscribers”) to deposit checks and other instruments for the payment of money made payable to the order of “Signature Bank as Escrow Agent for Weikang Bio-Technology Group Company, Inc.,” and Escrow Agent is willing to accept said checks and other instruments for the payment of money in accordance with the terms hereinafter set forth; and

WHEREAS, the Company and Placement Agent represent and warrant to the Escrow Agent that they have not stated to any individual or entity that the Escrow Agent’s duties will include anything other than those duties stated in this Agreement; and

WHEREAS, the Company and Placement Agent warrant to the Escrow Agent that a copy of each document that has been delivered to Subscribers and third parties that include Escrow Agent’s name and duties, has been attached hereto as Schedule I.

NOW, THEREFORE, IT IS AGREED as follows:

1.           Delivery of Escrow Funds.

(a) Placement Agent and the Company shall instruct Subscribers to deliver to Escrow Agent checks made payable to the order of “Signature Bank, as Escrow Agent for Weikang Bio-Technology Group Company, Inc.,” or wire transfer to Signature Bank, 950 Third Avenue, 9th Floor, New York, NY 10022, ABA No. 026013576 for credit to Signature Bank, as Escrow Agent for Weikang Bio-Technology Group Company, Inc., Account No. 1501298510, in each case, with the name, address and social security number or taxpayer identification number of the individual or entity making payment.  In the event any Subscriber’s address and/or social security number or taxpayer identification number are not provided to Escrow Agent by the Subscriber, then Placement Agent and/or the Company agree to promptly provide Escrow Agent with such information in writing.  The checks or wire transfers shall be deposited into a non interest-bearing account at Signature Bank entitled “Signature Bank, as Escrow Agent for Weikang Bio-Technology Group Company, Inc.” (the “Escrow Account”).

(b)           The collected funds deposited into the Escrow Account are referred to as the “Escrow Funds.”

(c)           The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of any funds deposited into the Escrow Account.  If, for any reason, any check deposited into the Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to return the check to the Subscriber and advise the Company and Placement Agent promptly thereof.

2.           Release of Escrow Funds.  The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

(a)           In the event that the Company and Placement Agent advise the Escrow Agent in writing that the Offering has been terminated (the “Termination Notice”), the Escrow Agent shall promptly return the funds paid by each Subscriber to said Subscriber without interest or offset.

(b) If prior to 3:00 P.M. Eastern time on the Termination Date, the Escrow Agent receives written notice, in the form of Exhibit A, attached hereto and made a part hereof, and signed by the Company and Placement Agent, stating that the Termination Date has been extended to the Final Termination Date (“Extension Notice”), then the Termination Date shall be so extended.

(c) Provided that the Escrow Agent does not receive the Termination Notice in accordance with paragraph 2(a) and there is the Minimum Amount deposited into the Escrow Account on or prior to later of the Termination Date or  the date stated in the Extension Notice, if any, received by the Escrow Agent in accordance with paragraph 2(b) above, the Escrow Agent shall, upon receipt of written instructions, in the form of Exhibit B, attached hereto and made a part hereof, or in a form and substance satisfactory to the Escrow Agent, received from the Company and Placement Agent, pay the Escrow Funds in accordance with such written instructions, such payment or payments to be made by wire transfer within one (1) Business Day of receipt of such written instructions.  Such instructions must be received by the Escrow Agent no later than 3:00 PM Eastern Time on a Business Day for the Escrow Agent to process such instructions that Business Day.

(d)           If by 3:00 P.M. Eastern time on the later of the Termination Date or the date stated in the Extension Notice, if any, that the Escrow Agent has received in accordance with paragraph 2(b) above, the Escrow Agent has not received written instructions from the Company and Placement Agent regarding the disbursement of the Escrow Funds or the total amount of the Escrow Funds is less than the Minimum Amount, then the Escrow Agent shall promptly return the Escrow Funds to the Subscribers without interest or offset.  The Escrow Funds returned to each Subscriber shall be free and clear of any and all claims of the Escrow Agent.

(e)           The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal.

(f)           If the Termination Date, Final Termination Date or any date that is a deadline under this Agreement for giving the Escrow Agent notice or instructions or for the Escrow Agent to take action is not a Business Day, then such date shall be the Business Day that immediately preceding that date. A Business Day is any day other than a Saturday, Sunday or a Bank holiday.

3.           Acceptance by Escrow Agent.  The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a)           The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by Placement Agent or the Company to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so.  Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions.  The names and true signatures of each individual authorized to act singly on behalf of the Company and Placement Agent are stated in Schedule II, which is attached hereto and made a part hereof. The Company and Placement Agent may each remove or add one or more of its authorized signers stated on Schedule II by notifying the Escrow Agent of such change in accordance with this Agreement, which notice shall include the true signature for any new authorized signatories.

(b)          The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith.  The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(c)           Placement Agent and the Company agree to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney’s fees) claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to this Escrow Agreement unless caused by the Escrow Agent’s gross negligence or willful misconduct

(d)           In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(e)           The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent’s obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be to the extent not prohibited by applicable law (i) to accept checks or other instruments for the payment of money and wire transfers delivered to the Escrow Agent for the Escrow Account and deposit said checks and wire transfers into the non-interest bearing Escrow Account, and (ii) to disburse or refrain from disbursing the Escrow Funds as stated above, provided that the checks received by the Escrow Agent have been collected and are available for withdrawal.

4.           Escrow Account Statements and Information. The Escrow Agent agrees to send to the Company and/or the Placement Agent a copy of the Escrow Account periodic statement, upon request in accordance with the Escrow Agent’s regular practices for providing account statements to its non-escrow clients and to also provide the Company and/or Placement Agent, or their designee, upon request other deposit account information, including Account balances, by telephone or by computer communication, to the extent practicable. The Company and Placement Agent agree to complete and sign all forms or agreements required by the Escrow Agent for that purpose.  The Company and Placement Agent each consent to the Escrow Agent’s release of such Account information to any of the individuals designated by Company or Placement Agent, which designation has been signed in accordance with paragraph 3(a) by any of the persons in Schedule II.  Further, the Company and Placement Agent have an option to receive e-mail notification of incoming and outgoing wire transfers.  If this e-mail notification service is requested and subsequently approved by the Escrow Agent, the Company and Placement Agent agrees to provide a valid e-mail address and other information necessary to set-up this service and sign all forms and agreements required for such service.  The Company and Placement Agent each consent to the Escrow Agent’s release of wire transfer information to the designated e-mail address(es).  The Escrow Agent’s liability for failure to comply with this section shall not exceed the cost of providing such information.

5.           Resignation and Termination of the Escrow Agent.  The Escrow Agent may resign at any time by giving 30 days’ prior written notice of such resignation to Placement Agent and the Company.  Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold as depositary the Escrow Funds that it receives until the end of such 30-day period.  In such event, the Escrow Agent shall not take any action, other than receiving and depositing Subscribers checks and wire transfers in accordance with this Agreement, until the Company has designated a banking corporation, trust company, attorney or other person as successor.  Upon receipt of such written designation signed by Placement Agent and the Company, the Escrow Agent shall promptly deliver the Escrow Funds to such successor and shall thereafter have no further obligations hereunder.  If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor.  In either case provided for in this paragraph, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

6.           Termination.  The Company and Placement Agent may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least 30 days from the date of such notice.  In the event of such termination, the Company and Placement Agent shall, within 30 days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and Placement Agent, turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if the Company and Placement Agent fail to appoint a successor escrow agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof.  Upon receipt of the Escrow Funds, the successor escrow agent shall become the escrow agent hereunder and shall be bound by all of the provisions hereof and Signature Bank shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds and under this Agreement.

7.           Investment.  All funds received by the Escrow Agent shall be invested only in non-interest bearing bank accounts at Signature Bank.

8.           Compensation.  Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $3,500, which fee shall be paid by the Company upon the signing of this Agreement. In addition, the Company shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that become due in connection with this Agreement or the Escrow Account, including reasonable attorney’s fees.  Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission.  To the extent the Escrow Agent has incurred any such expenses, or any such fee becomes due, prior to any closing, the Escrow Agent shall advise the Company and the Company shall direct all such amounts to be paid directly at any such closing.

9.           Notices.  All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

If to Placement Agent:

Hunter Wise Securities, LLC
2361 Campus Drive, Suite 100
Irvine, CA 92612
Attention: Fred G. Jager
Fax: (949) 852-1722

With a copy to:

Guzov Ofsink, LLC
600 Madison Avenue
New York, NY 10022
Fax: (212) 688-7273
Attention: Gerald A. Adler, Esq.

If to the Company:

Weikang Bio-Technology Group Company, Inc.
No. 365 Chengde Street, Daowai District, Harbin
Heilongjiang Province, The People’s Republic of China 150020
Attention: Yin Wang
Fax: (86) 0451-88355520

With a copy to:

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Fax: (212) 930-9725
Attn: Marc J. Ross, Esq.

If to Escrow Agent:

Signature Bank
950 Third Avenue, 9th Floor
New York, NY 10022.
Attention: John D. Gonzalez
Fax: 646-822-1520

10.                         General.

(a)           This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State, without regard to choice of law principles and any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York.  Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any manner permitted by applicable law and consents to the jurisdiction of said courts.  Each of the parties hereto hereby waives all right to trial by jury in any action, proceeding or counterclaim arising out of the transactions contemplated by this Agreement.

(b)           This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

(c)           All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto, as well as their respective successors and assigns.

(d)           This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance.  The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same.  No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.  No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

(e)           If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

(f)           This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

11.                    Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

HUNTER WISE SECURITIES, LLC		WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

By:	/s/ Fred G. Jager	By:	/s/ Yin Wang
	Name: Fred G. Jager		Name: Yin Wang
	Title: President		Title: Chief Executive Officer

SIGNATURE BANK

By:	/s/ Marisol Figueroa
Name: Marisol Figueroa
Title: Associate Group Director VP

By:	/s/ John D. Gonzalez
Name: John D. Gonzalez
Title: Group Director/ SVP

Schedule I
OFFERING DOCUMENTS

Schedule II

The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by any one of the following on behalf of the Company and Placement Agent.

WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

Name	True Signature

Yin Wang	/s/ Yin Wang

HUNTER WISE SECURITIES, LLC

Name	True Signature

Fred G. Jager	/s/ Fred G. Jager

Teresa Hinojos	/s/ Teresa Hinojos

Exhibit A
Extension Notice

Date: __________________

Signature Bank
950 Third Avenue, 9th Floor,
New York, NY 10022.
Attention: John D. Gonzalez

Dear _________:

In accordance with the terms of paragraph 2(b) of an Escrow Deposit Agreement dated October __ 2010, by and among Weikang Bio-Technology Group Company, Inc. (the “Company”), Hunter Wise Securities, LLC (“Placement Agent”), and Signature Bank (the “Escrow Agent”), the Company and Placement Agent hereby notifies the Escrow Agent that the Termination Date has been extended to  __________ __, 2010, the Final Termination Date.

Very truly yours,

Weikang Bio-Technology Group Company, Inc.
By:
Name:
Title:

Hunter Wise Securities, LLC
By:
Name:
Title:

Exhibit B

FORM OF ESCROW RELEASE NOTICE

Date:

Signature Bank
950 Third Avenue, 9th Floor,
New York, NY 10022.
Attention: John D. Gonzalez

Dear _________:

In accordance with the terms of paragraph 2(c) of an Escrow Deposit Agreement dated as of October __, , 2010 (the "Escrow Agreement"), by and between Weikang Bio-Technology Group Company, Inc. (the "Company"), Signature Bank (the "Escrow Agent") and Hunter Wise Securities, LLC ("Placement Agent"), the Company and Placement Agent hereby notify the Escrow Agent that the ________ closing will be held on ___________ for gross proceeds of $_________.

PLEASE DISTRIBUTE FUNDS BY WIRE TRANSFER AS FOLLOWS (wire instructions attached):

:	$

:	$

:	$

Very truly yours,

Weikang Bio-Technology Group Company, Inc.
By:
Name:
Title:

Hunter Wise Securities, LLC
By:
Name:
Title:

AMENDMENT TO
ESCROW DEPOSIT AGREEMENT

THIS AMENDMENT dated as of November 24, 2010 (“Amendment”), is by and among Weikang Bio-Technology Group Company, Inc., a Nevada corporation (the “Company”), having an address at No. 365 Chengde Street, Daowai District, Harbin Heilongjiang Province, The People’s Republic of China 150020,  Hunter Wise Securities, LLC, a California limited liability company (“Placement Agent”), having an address at 2361 Campus Drive, Suite 100, Irvine, CA 92612,  and SIGNATURE BANK (the “Escrow Agent”), a New York State chartered bank, having an office at 950 Third Avenue, 9th Floor, New York, NY 10022, and amends the Escrow Deposit Agreement dated October 25, 2010 by and among the Company, Placement Agent and Escrow Agent (“Agreement”). All capitalized terms not herein defined shall have the meaning ascribed to them in the Agreement.

WITNESSETH

WHEREAS, the Company and Placement Agent desire to make certain changes to the Offering, including the offering price of the Offering and the duration of the option to extend the Offering period, and have revised the Offering Memorandum (“Revised PPM”) to include the changes to the Offering and certain other matters; and

WHEREAS, the Company and Placement Agent will provide all Subscribers to the Offering with the Revised PPM and require any Subscribers who have invested in the Offering without first receiving the Revised PPM to reconfirm his, her or its participation in the Offering or withdraw from the Offering.

WHEREAS, the Company and Placement Agent wish to amend the Agreement to reflect the revised terms of the Offering.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree to amend the Agreement as follows:

1. Definitions.  Unless otherwise specified herein, each term used herein that is defined in the Escrow Agreement shall have the meaning assigned to such term in the Agreement.

2. paragraph 2 of page 1 of the Agreement is revised to the following:

WHEREAS, pursuant to the terms of the Memorandum the Company desires to sell (the “Offering”) a minimum of 104,167 Units (“Minimum Amount”) in the amount of $1,000,000 (“Minimum Amount,” each Unit comprised of (i) four (4) shares of common stock, par value $.0001 per share (the “Common Stock”), (ii) a three year warrant to purchase one share of Common Stock at an exercise price of $3.60 per share, and (iii) a three year warrant to purchase one share of common stock at an exercise price of $4.80 per share, and a maximum of 520,834 Units in the amount of $5,000,000 (“Maximum Amount”). Each Unit is being sold at a price of $9.60 per Unit, with a minimum investment of $9,600 (which minimum investment may be waived by Company); and

3. paragraph 3 of page 1 of the Agreement is revised to the following:

WHEREAS, unless the Minimum Amount is sold by December 31, 2010 (the “Termination Date”) or March 1, 2011 (the “Final Termination Date”) if the Termination Date has been extended by Company and the Placement Agent, the Offering shall terminate and all funds shall be returned to the subscribers in the Offering; and

4. Except as expressly amended by this Amendment, the provisions of the Escrow Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

HUNTER WISE SECURITIES, LLC		WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

By:	/s/ Fred G. Jager	By:	/s/ Yin Wang
	Name: Fred G. Jager		Name: Yin Wang
	Title: President		Title: Chief Executive Officer

SIGNATURE BANK

By:	/s/ Marisol Figueroa
Name: Marisol Figueroa
Title: Associate Group Director VP

By:	/s/ John D. Gonzalez
Name: John D. Gonzalez
Title: Group Director/ SVP